SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 8, 1997


                            INTERJET NET CORPORATION
             (Exact name of registrant as specified in its charter)


                                PICOMETRIX, INC.
                                  (Former Name)

                                    Delaware
                 (State or other jurisdiction of incorporation)


         0-24408                                                      33-0611753
(Commission File Number)                       (IRS Employer Identification No.)


15554 FM 529, Suite 123, Houston, Texas                                    77095
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (714) 723-2183



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Item 1.       Change in Control of Registrant.
Item 2.       Acquisition or Disposition of Assets.

              On August 8, 1997, Interjet Net Corporation, (formerly Picometrix, Inc.) (the "Registrant") acquired Interjet Net, Inc., a Nevada corporation ("Interjet") pursuant to an Agreement and Plan of Reorganization (the "Agreement"), dated as of July 31, 1997.

              The Registrant acquired all of the outstanding shares of Common Stock of Interjet, in exchange for 9,964,286 shares of the Registrant's Common Stock. In addition, the Company effected an approximately 2.3399-for-1 forward stock split) and sold 423,590 shares of Common Stock in a private placement. As a result, there are 11,744,253 shares outstanding.

              Pursuant to the Agreement, the Board of Directors and officers of the Registrant resigned and were replaced with the persons set forth below.

              The names of the current directors and executive officers of the Registrant and holders of more than 5% of the outstanding shares of common stock and the number of shares held and the percentage of the total issued and outstanding Common Stock (the only voting security) of the Registrant owned by each of them are as follows.

                                                                        Number                     Percentage
                                                                       of Shares                    of Shares
   Name                         Office                                   Owned                        Owned

 Jon H. Marple(1)            President
                                and Director                                   ---                        ---%

Mary E.                       Vice President, Chief Financial Officer
 Blake                          Secretary and
                                Director                                 8,650,000                       73.7%

Brooks M.                                                                      ___                        ___%
  Freeman

All officers
  and directors
  as a group
  (3 persons)                                                            8,650,000                       73.7%

(1) Mr. Marple is the husband of Mary E. Blake and disclaims beneficial ownership of the shares owned by her.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

              (a)(b) The required financial statements and pro forma financial information is unavailable as of the date hereof and will

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be  filed by the  Registrant  pursuant  to the  requirements  of the  Securities
Exchange Act and the rules and regulations promulgated thereunder within 60 days of the date of the event reported herein.

              (c)        Exhibits

                         2. Plan of acquisition, reorganization, arrange-ment, liquidation or succession.

                                 2.1. Agreement and Plan of Reorganization, dated July 31, 1997, between the Reg-istrant and Interjet.

                         3.      Certificate of Incorporation and Bylaws

                                 3.3      Amendment to Articles of Incorporation
                                      changing name to Interjet Net Corporation.


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


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August __, 1997                                INTERJET NET CORPORATION



                                                       By: /s/ Jon H. Marple
                                                       Jon H. Marple
                                                   President and Chief Financial
                                     Officer


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